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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                          June 29, 2006 (June 27, 2006)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   0-23317                    06-1411336
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  (State of Incorporation)    (Commission File Number)        (IRS Employer
                                                          Identification Number)
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                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1.       REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.       Entry into a Material Definitive Agreement

Gene Logic Inc. entered into an agreement to employ Larry Tiffany as a Senior Vice President and Interim General Manager of its Genomics Division. This agreement was approved by the Company's Board of Directors at a meeting on June 27, 2006, at which time Mr. Tiffany was elected a Senior Vice President and designated as an executive officer of the Company.

The material terms of Mr. Tiffany's compensation are set forth in an offer letter from the Company to Mr. Tiffany, dated June 21, 2006. That offer letter is attached hereto as Exhibit 10.93 and is incorporated herein by reference. The agreement provides for payment of a cash bonus in the event Mr. Tiffany achieves certain planning objectives agreed upon in advance.


SECTION 9.       FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.       Financial Statements and Exhibits.

(c)    Exhibits

   Exhibit Number          Description
--------------------   ---------------------------------------------------------

       10.93               Offer Letter from Company to Larry Tiffany dated June
                           21, 2006.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Gene Logic Inc.


                                             By:  /s/ Mark Gessler
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                                                  Mark Gessler
                                                  Chief Executive Officer


Dated: June 29, 2006


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